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                                                                  EXHIBIT 10.24
                                                                  -------------
                             Stock Option Agreement
                            Under the Verisity Ltd.
                          1996 U.S. Stock Option Plan
                           (as amended October 1999)

          This Agreement is made effective as of December 1, 1999 (the "Grant Date" being the date the option referred to herein was authorized to be granted by the Administrator of the Option Plan), between Verisity Ltd., a Company organized under the laws of the State of Israel (the "Company"), and Moshe Gavrielov ("Optionee"). Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in the Company's 1996 U.S. Stock Option Plan (as amended October 1999), a copy of which is attached hereto and incorporated by reference (the "Option Plan").

          Whereas, Optionee was originally employed by Verisity Design, Inc. (the "U.S. Subsidiary") and he assumed the position of Chief Executive Officer of the Company in March 1998, pursuant to that certain Executive Employment Agreement by and among Optionee, the Company and the U.S. Subsidiary, dated as of March 23, 1998 (the "Employment Agreement"); and

          Whereas, the Board of Directors of the Company, serving as the Administrator of the Option Plan, has determined that it is in the best interest of the Company to grant an Option to Optionee for the purchase of up to 159,618 of the Company's ordinary shares (the "Shares") pursuant to the Option Plan and this Agreement.

          Now Therefore, the parties Agree as Follows:

1.   Option Grant. Subject to all of the terms and conditions set forth herein
     ------------
and in the Option Plan, the Company hereby grants to Optionee an option (the "Option") to purchase the following number of Shares, for an exercise price per share (the "Option Price") and based upon the Grant Date set forth above and an Expiration Date of the tenth anniversary of the Grant Date (subject to earlier termination as provided in the Option Plan) as set forth below:

          Number of Shares
               subject to the Option:  159,618
                                       -------
          Option Price per Share:      $1.10
                                       -----

          Vesting Start Date:          the Grant Date
                                       --------------

The Option is intended to be an Incentive Stock Option ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

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2.  Vesting and Exercise.
    --------------------

    (a)   Vesting.  Initially, the entire Option (and the Shares issued upon the
          -------
exercise thereof) will be "Unvested" within the meaning of the Option Plan (and, with respect to the Shares, as provided in Section 2(a)(3) below); portions of the Option (and such Shares) will become "Vested" within the meaning of the Option Plan (and, with respect to the Shares, as provided in Section 2(a)(3) below) on the following schedule:

          (1) Twenty-five percent (25%) of the Shares subject to the Option (approximately 39,905 shares) shall become Vested as of the first anniversary of the Vesting Start Date.

          (2) The remaining seventy-five percent (75%) of the Shares subject to the Option shall become Vested monthly ratably (approximately 3,325 shares/month) on a cumulative basis over the 36 month period commencing on the first day of each calendar month following the first anniversary of the Vesting Start Date, subject to the condition that Optionee does not suffer a prior Cessation of Services (as defined below).

          (3) Notwithstanding that a portion of the Option is Unvested, Optionee may first exercise portions of the Option representing a specified number of Shares in two (2) installments, on and after the following dates, in cumulative fashion: (a) as of the Grant Date, 79,809 Shares, and (b) on and after January 1, 2000, the remaining 79,809 Shares, provided that if any portion of the Option is exercised before the same is Vested as provided above, then the Shares which represent the Unvested portion of the Option shall be deemed "Unvested Shares" and thus subject to the Repurchase Option set forth in Section 2(b) below, and such Unvested Shares shall become Vested Shares (i.e., they will no longer be subject to such Repurchase Option) on the schedule set forth in subparagraphs (1) and (2) of this Section 2(a), but subject to acceleration as provided in subparagraphs (1) and (2) of Section 2(b) below.

     (b)  Repurchase Option Upon Cessation of Services. If Optionee ceases to
          --------------------------------------------
serve the Company or the U.S. Subsidiary as an officer, director, employee or consultant for any reason whatsoever (whether due to death, disability, voluntary resignation, involuntary termination, or any other reason, a "Cessation of Services"), then the U.S. Subsidiary will have an assignable right and option (the "Repurchase Option"), but not an obligation, to repurchase that number of the Shares which are then deemed "Unvested Shares" (as defined herein), to be exercised as provided below, after giving effect to any accelerated vesting provided below, for a total purchase price equal to the product of (x) the number of Unvested Shares to be purchased and (b) the original Option Price paid per Share (as appropriately adjusted for any stock dividend, stock bonus, stock split, or

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similar changes in the outstanding Ordinary Shares of the Company).
Notwithstanding the foregoing:

          (1) In the event that either (A) the Company or the U.S. Subsidiary (or any Successor Entity, as that term is defined in the Option
               Plan) terminates the employment of Optionee other than for "Cause" (as that term is defined in Section 6.3 of the Employment Agreement), or (B) Optionee voluntarily terminates his employment with the Company or the U.S. Subsidiary (or any Successor Entity) following any Constructive Termination Event (as defined in Section 6.4(b) of the Employment Agreement), with any such termination in either case occurring during the 12-month period following the Closing of a Change of Control Transaction (as that term is defined in the Option Plan), then the Unvested Shares which would have become Vested Shares over the 24-month period beginning on the effective date of such termination will immediately become Vested Shares, and thereafter, the remaining Unvested Shares, if any, shall continue to become Vested Shares on the schedule set forth in Section 2(a) above.

          (2) In the event that either (A) the Company or the U.S. Subsidiary terminates the employment of Optionee other than for "Cause" (as that term is defined in Section 6.3 of the Employment Agreement), or (B) Optionee voluntarily terminates his employment with the Company or the U.S. Subsidiary following any Constructive Termination Event (as defined in Section 6.4(b) of the Employment Agreement), in each case other than under the circumstances described in subparagraph (1) of this Section 2(b), then the Unvested Shares which would have become Vested Shares over the 12-month period beginning on the effective date of such termination will immediately become Vested Shares, and thereafter, the remaining Unvested Shares, if any, shall continue to become Vested Shares on the schedule set forth in Section 2(a) above.

        The U.S. Subsidiary (or any Successor Entity or assignee of either) may exercise the Repurchase Option under this Section 2(b) at any time not more than ninety (90) days after the effective date of the Cessation of Services of the Optionee as determined in good faith by the Board of Directors of the Company (or if such Cessation of Services results from the Optionee's death or disability, a period of ninety (90) days after the expiration of the Grace Period determined by the Administrator during which the Optionee would be able to exercise the Option), but in any event prior to an Initial Public Offering, by delivering to the Holder of the Unvested Shares a notice of such election, specifying the number of Unvested Shares to be purchased and a closing date that is no less than ten (10) days prior to the proposed closing date; provided that at such closing the U.S. Subsidiary (or Successor Entity or assignee, as the case may be) will pay the Holder of the Unvested Shares

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          the purchase price, as specified in this Section 2(b), in cash, [or by cancellation of indebtedness to the U.S. Subsidiary (or any Successor Entity), if any, incurred by Optionee to the Company (or the U.S. Subsidiary) upon the original exercise of the Option to purchase such Shares, or a combination thereof,] at a closing to be held at the U.S. Subsidiary's (or any Successor Entity's) principal executive offices on the date specified in such notice.

          (c)  Minimum Number of Shares. Any exercise of the Option must be for
               -------------------------
at least one hundred (100) Shares (without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 of the Option Plan) or, if less, all of the remaining Shares subject to the Option.

          (d)  Notice of Exercise. Optionee or Optionee's representative may
               ------------------
exercise the Option by giving written notice to the Company pursuant to section 6.5(a) of the Option Plan using the specified form of notice of exercise attached to this Agreement as Exhibit A. The notice will be signed by the person
                              ---------
or persons exercising the Option. In the event that the Option is being exercised by the representative of Optionee, the notice will be accompanied by proof reasonably satisfactory to the Company of the representative's right to exercise the Option. Payment of the Option Price will accompany the notice and will be in any of the following forms acceptable to the Company, or combination thereof: (i) cash or a check made payable to the Company; or (ii) by the delivery of one or more certificate(s) representing shares of the Company with a Fair Market Value on the date of exercise equal to the Option Price, together with a stock power executed in blank [or (iii) by the delivery of a promissory note payable to the Company and/or the U.S. Subsidiary in form and substance acceptable to the Company in its sole discretion, secured by a pledge to the U.S. Subsidiary of the Shares being acquired with such note]. Notwithstanding anything in this Agreement to the contrary, the time within which Optionee has the right to exercise the Option following a Cessation of Services is limited as set forth in the Option Plan.

          (e)  Withholding Taxes. To the extent required by applicable federal,
               -----------------
state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements reasonably satisfactory to the Company for the payment of any withholding tax obligations that arise by reason of such exercise.

          (f)  Issuance of Shares. Subject to the provisions of the Option Plan,
               ----------------
after receiving a proper notice of exercise and payment of the applicable Option Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option. The Company will cause such certificate or certificates to be delivered to such person.

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3.   Representations and Warranties of Optionee.  Optionee hereby represents and
     ------------------------------------------
warrants that:

     (a) Optionee is acquiring the Option granted hereby, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

     (b) Optionee understands that the Option and the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Option and the Shares are not freely tradeable and must be held indefinitely unless they are either registered under the 1933 Act or an exemption from such registration is available. Optionee understands that the Company is under no obligation to register the Option or the Shares. Optionee also understands that the Option and the Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws.

4.   No Shareholder Rights. No rights or privileges of a shareholder in the
     ---------------------
Company are conferred by reason of the granting of the Option. Optionee will not become a shareholder in the Company with respect to any Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

5.   No Employment Rights. Nothing in this Agreement will be construed as giving
     --------------------
Optionee the right to be retained as an employee of the Company and/or its Subsidiaries.

6.   Terms of the Option Plan and Tax Matters.
     ----------------------------------------

     (a)  Terms of the Option Plan. Optionee understands that the Option Plan
          ------------------------
includes important terms and conditions that apply to the Option. Those terms include (without limitation): important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including Optionee no longer being an employee, director, consultant or independent contractor to or of the Company or its Subsidiaries. Optionee acknowledges that he or she has read the Option Plan, agrees to be bound by its terms, and makes each of the representations required to be made by Optionee under it. Optionee further acknowledges that there is no established market for the Shares.

     (b)  Tax Matters:   OPTIONEE ACKNOWLEDGES THAT THE COMPANY HAS GIVEN NO TAX
          -----------
ADVICE CONCERNING THE OPTION AND HAS ADVISED OPTIONEE TO CONSULT WITH HIS OR HER OWN TAX OR FINANCIAL ADVISOR ABOUT THE TAX TREATMENT OF THE OPTION AND ITS EXERCISE, WHICH ADVICE SHOULD BE SOUGHT PARTICULARLY WITH RESPECT TO AND INCLUDING, BUT NOT LIMITED TO, THE ALTERNATIVE MINIMUM TAX CONSEQUENCES WHICH MAY RESULT AT THE TIME OF EXERCISE OF AN ISO OR THE INCOME TAX CONSEQUENCES

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RESULTING FROM FAILURE TO MEET THE REQUISITE HOLDING PERIODS SET FORTH IN
SECTION 422(A)(1) OF THE Code.

7.   Miscellaneous.
     -------------

     (a)  Assignment.  Neither this Agreement nor the Option is assignable by
          ----------
either party, except as expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee shall bind and inure to the benefit of their respective successors.

     (b)  Entire Agreement; Amendments. This Agreement constitutes the final and
          ----------------------------
complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee.

     (c)  Governing Law.  This Agreement shall be construed and governed by the
          -------------
substantive laws of the State of Israel.

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     (d)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

The parties hereby have entered into this Agreement as of the Grant Date.

                                       Verisity Ltd.

                                       By:  /s/ Charles Alvarez
                                            --------------------------------
                                            Charles Alvarez, Chief Financial
                                            Officer


                                       "Optionee"

                                       /s/ Moshe Gavrielov
                                       -------------------------------------
                                       Moshe Gavrielov

                                       Address:


                                       _____________________________________

                                       _____________________________________

                                       Social Security No.:_________________



Attachments:  (1)  Consent of Spouse

              (2) 1996 U.S. Stock Option Plan (as amended October 1999)

Exhibit A:    Form of Notice of Exercise of Stock Option

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                               CONSENT OF SPOUSE

        I am the spouse of Moshe Gavrielov, who together with Verisity Ltd., have entered into the Stock Option Agreement, to which this Consent is attached. Capitalized terms not defined herein will have the meaning set forth in such Agreement, or in the Verisity Ltd. 1996 U.S. Stock Option Plan, which forms a part of such Agreement (the "Option Plan").

        I have read and understand the Stock Option Agreement and the Option Plan. I acknowledge that, by execution hereof, I am bound by the Stock Option Agreement and the Option Plan as to any and all interests I may have in the Option and the Shares issuable under the Agreement and the Option Plan. In particular, I understand and agree that the Shares (including any interest that I may have therein) is subject to certain repurchase rights in Verisity Design, Inc., a subsidiary of the Company and certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Stock Option Agreement or the Option Plan. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.


Dated:_____________      Signature:  /s/ Ewa Gavrielov
                                     -----------------

                        Print Name:  Ewa Gavrielov
                                     -------------


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                                                                       Exhibit A
                                                                       ---------

                      NOTICE OF EXERCISE OF STOCK OPTION
                                 Verisity Ltd.

To The General Manager of Verisity Ltd.

        The undersigned, the holder of an Option to purchase ordinary shares of Verisity Ltd. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder _________ ordinary shares of the Company, herewith makes payment of $_____________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

        The undersigned acknowledges that the shares being purchased by him or her (the "Shares") are subject to substantial restrictions on sale or transfer set forth in the Company's Articles of Association and in the Company's 1996 U.S. Stock Option Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Stock Option Agreement entered into by and between the Company and the undersigned on December ______, 1999. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the sale of Shares: (i) those Shares are not freely tradeable and must be held indefinitely unless such Shares are either registered under the Securities Act of 1933, as amended, (the "Act"), or an exemption from such registration is available; (ii) the Company is under no obligation to register those Shares; (iii) the undersigned is purchasing the Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the Act, other than as may be effected in compliance with the Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Shares; and (v) he or she has no present intention of disposing of the Shares or any interest therein at any particular time.

DATED:  _______________

                        _______________________________________________
                        Signature

                        _______________________________________________
                        Print name exactly as to be shown on certificate

                        Address:

                        ________________________________________

                        ________________________________________

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